OTHER NON-CURRENT ASSETS	12 Months Ended
Dec. 31, 2017
OTHER NON-CURRENT ASSETS [Abstract]
OTHER NON-CURRENT ASSETS
OTHER NON-CURRENT ASSETS

(in thousands of $)	2017	2016
Mark-to-market interest rate swaps valuation (see note 23)	11,937	8,194
Deferred tax asset (see note 8)	—	5,086
Other non-current assets	2,990	3,737
	14,927	17,017

Other non-current assets consist of capitalized commission expenses and lease incentives incurred in connection with the NR Satu time charter amounting to $3.0 million and $3.7 million as of December 31, 2017 and 2016, respectively. These costs are amortized over the term of the NR Satu time charter. Amortization expense for each of the years ended December 31, 2017, 2016 and 2015 was $0.7 million, which are recognized mainly under “Voyage and commission expenses” in the statement of operations.